UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund

September 30, 2012

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Dear Shareholders,

Greetings! Welcome to the Camelot Premium Return Fund. We are excited to close out our second fiscal year and provide this report to you.  We are especially excited that our fund,Camelot Premium Return Fund ranked 3rd percentile of 889 Moderate Target Risk Funds by Morningstar, Inc., for the one‐year period ended 11/28/2012, based on total returns. This is truly an honor and a validation of the very tough decisions we made at the end of the last fiscal year, in the midst of the significant market turmoil last summer.

Before we get into the details of the Fund, let’s review the objectives of the Fund and what has been accomplished. Below are the objectives we have outlined for the Fund:

1. High rate of cash flow from option premiums (gains)

2. Total return

3. Lower volatility than common stocks as measured by S&P 500

Objective 1, High Rate of Gains / Cash Flow

We believe strongly in maintaining a sharp focus on cash flow. Markets can become irrational at times and the short-term stock market fluctuation is often simply a reflection of this human emotion. Cash flow or income, however, is typically a better reflection of management. It is not subject to human emotion but rather the ability of management (Fund or company level) to achieve the desired results.

The Camelot Premium Return Fund has delivered a consistent $0.13 (or higher) quarterly distribution (primarily short term capital gains) over the past six quarters.  We remain confident in our ability to continue generating this income and meeting our primary objective.

Objective 2, Total Return

Some of you are not taking income, but rather rely on that income stream to build value over time. This is a good strategy for total return and we expect the consistent re-investment of income moving forward will payoff in the long term.

Since total return objectives are longer term in nature, we cannot truly articulate success or failure with regards to this objective, as it should be measured over a minimum of three to five years. We are confident time will prove the power of this strategy to generate total return for the mutual fund shareholders.

It is important to note that a major headwind for total return for most funds is investment liquidation from fund redemptions. We remain blessed to have a building client base that is income and long term focused. Having this consistent in-flow and lack of redemptions allows us to operate and manage appropriately without pressure for short term results.

Objective 3, Lower volatility than common stocks

We have experienced solid reduction in volatility compared to the S&P 500 as measured by standard deviation.  As of 9-30-2012, the beta of the fund was at .78, showing volatility continues to be favorable compared to the market.  While no one wants to see their account value fluctuate greatly, volatilityin the markets ultimately allows us to have tremendous opportunity. Higher volatility leads to larger option premiums which gives us opportunity to capture more income and hopefully long term gains. While in the short run this can be painful, when comparing the real risk of losing money to increases in cost of living, accepting some short term volatility in exchange for long term income provides a reasonable risk/reward trade-off for many investors.We mention this because we expect higher volatility to return to the market and fund in the coming year, compared to this fiscal year.  We will welcome the volatility for the long term opportunity it may provide and will seek to take advantage of such opportunities.

While wehave accomplished this objective so far, we have are seeking to reduce volatility even further in the future without sacrificing our first two objectives.  Since our first priority is consistent income, we at times will have to accept greater (than desired) volatility in order to maintain the desired income stream.

There is no assurance that the Fund will achieve its investment objective.

Conclusion

We are pleased that the Fund’s primary objectives remain on target. Our portfolio companies remain solid and cash flow is high. The Camelot team (Darren, Steve & Sarah) will continue to examine opportunities created from future market volatility with an expectation of continued success and improvement.

Please let us know if there is anything else we can do as a firm to better serve you!

Market Review

The equity markets kicked off the year very nearly at the bottom of last summer’s swoon.  The rebound started early in October and continued, with very little interruption, for the rest of the year, bringing valuations to a more reasonable level (in our opinion). The year was marked by issues in Europe, the upcoming election, the looming fiscal cliff, and conflict in the Middle East.

Camelot Premium Return Fund Commentary

Returns– The return for the Fund for this fiscal year was 28.00% (Class A shares at NAV)1 versus 30.20% for the S&P 500 Total Return Index and 17.84% for the average fund in our  Morningstar Category.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had over $1.15 Million in realized gains spread over dozens of positions, most of which were put and call options.  In addition, we had significant unrealized gains spread over dozens of our remaining positions.  No individual equity or option position comprises more than 5% of the overall portfolio.

Detractors – Naturally, not all of our positions produce gains.  Our greatest detractor this fiscal year wasFirst Solar which we held a 1.8% allocation as of 9-30-2012.

Our largest equity position as of 9-30-2012 was 3.7% exposure to American Capital Ltd., which we added at prices we deemed very attractive. It moved significantly higher over the last year and is still currently selling for a significant discount to its book value. We are extremely confident in the management team at American Capital Ltd. and believe this position will eventually trade much closer to book value or even at a premium.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is more heavily weighted to dividend-paying stocks and covered call positions versus put positions, similar to the end of our last fiscal year.  We expect this weighting to swing back and forth over time as markets fluctuate and different positions become more attractive.  This is exactly what happened over the course of this year.

Dividend – We have continued to deliver our dividend since inception. We hope to maintain a steady quarterly dividend of $0.13 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Final Remarks

Discipline is demonstrated in tough times and rewarded during the good times. We make no predictions about when things will be good, bad, or normal. In fact, we do not believe it is possible to define “normalcy” with any precision. As such, we simply remain disciplined to our strategy. We believe this gives us a high probability of continuing to meet your objectives for a long time to come. We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward you.

Deepest thanks to our amazing team for the continued research and collaboration that is the groundwork for successful management.

Most importantly, we thank all shareholders for your continued trust. May you have a blessed year ahead!

Kind Regards,

Darren T. Munn, CFA

Stephen L. Hanley

Sarah J. Berndt

Management Team

Morningstar, Inc.  All rights reserved.  Morningstar is an independent provider of financial information.  Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar.  Past performance or ranking is not indicative of future results.

approval code 1934-NLD-11/29/2012

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2012

The Fund's performance figures* for the year ending September 30, 2012, compared to its benchmark:

	1 Year Return	Since Inception***
Class A	28.01%	6.66%
Class A with load	20.60%	3.13%
Class C	26.24%	5.54%
S&P 500 Total Return Index**	30.20%	10.36%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2013, to ensure that the net annual fund operating expenses will not exceed 1.75% and 2.50%, excluding interest expense, for Class A and Class C shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.54% and 3.29%, per the most recent prospectus, for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

** The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
*** Inception date is December 27, 2010
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry % of Net Assets
Exchange Traded Funds	16.6%
Real Estate Investment Trusts	10.7%
Investment Companies	5.6%
Pipelines	5.5%
Private Equity	5.2%
Telecommunications	4.8%
Insurance	4.5%
Oil & Gas	4.4%
Commercial Services	4.1%
Healthcare Products	3.7%
Other/Cash & Equivalents	34.9%
100.00%

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2012
Shares		Value

	COMMON STOCKS - 55.2%
	AUTO MANUFACTURERS - 0.9%
5,000	Andersons, Inc. (The)	$ 188,300

	AUTO MANUFACTURERS - 3.6%
73,500	Ford Motor Co. (a)	724,710

	BANKS - 1.3%
2,000	Citigroup, Inc. (a)	65,440
5,000	JPMorgan Chase & Co.	202,400
		267,840
	BUILDING MATERIALS - 1.3%
31,616	Cemex SAB de CV (ADR) *	263,361

	COAL - 1.6%
15,000	Arch Coal, Inc.	94,950
10,000	Peabody Energy Corp.	222,900
		317,850
	COMMERCIAL SERVICES - 4.1%
10,000	Apollo Group, Inc. - Class A *	290,500
29,800	Western Union Co. (a)	542,956
		833,456
	COMPUTERS - 1.1%
10,000	Lexmark International, Inc. - Class A	222,500

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
1,500	BlackRock, Inc. (a)	267,450

	ELECTRICS - 3.1%
17,500	Exelon Corp. (a)	622,650

	ENTERTAINMENT- 1.4%
20,000	Regal Entertainment Group (a)(c) - Class A	281,400

	ENVIRONMENTAL CONTROL - 1.5%
11,000	Republic Services, Inc.	302,610

	HEALTHCARE-PRODUCTS - 3.7%
4,000	Becton Dickinson and Co.	314,240
4,000	Covidien PLC (a)	237,680
3,000	Zimmer Holdings, Inc.	202,860
		754,780
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Shares		Value

	INSURANCE - 1.9%
20,000	ING Groep NV (ADR) (c) *	$ 157,800
3,000	PartnerRe Ltd. (a)	222,840
		380,640
	INVESTMENT COMPANIES - 3.6%
50,000	Apollo Investment Corp.	393,500
30,000	Prospect Capital Corp. (c)	345,600
		739,100
	MACHINERY - 1.0%
2,500	Caterpillar, Inc.	215,100

	MINING - 1.2%
4,000	BHP Billiton PLC (ADR) (c)	249,840

	MISCELLANEOUS MANUFACTURING - 1.2%
2,500	Siemens AG (ADR) (c)	250,375

	OIL & GAS - 4.4%
1,500	Apache Corp.	129,705
6,000	Cimarex Energy Co. (a)	351,300
3,000	Devon Energy Corp. (a)	181,500
5,000	Petroleo Brasileiro SA (ADR)	114,675
5,800	Whiting USA Trust II	111,882
		889,062
	PRIVATE EQUITY - 4.5%
80,000	American Capital Ltd. * (a)	907,200

	REAL ESTATE - 1.0%
10,000	St Joe Co. (The) *(c)	195,000

	RETAIL - 2.8%
5,000	Buckle, Inc. (The) (c)	227,150
10,000	Men's Wearhouse, Inc. (The)	344,300
134	Orchard Supply Hardware Stores Corp. - Class A *	1,940
		573,390
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Shares		Value

	SAVINGS & LOANS - 1.5%
25,000	People United Financial, Inc.	$ 303,500

	SEMICONDUCTORS - 1.6%
23,000	Applied Materials, Inc.	256,795
3,000	First Solar, Inc. *	66,435
		323,230
	TELECOMMUNICATIONS - 4.8%
5,000	Cisco Systems, Inc. (a)	95,450
182,119	Frontier Communications Corp. (c)	892,383
		987,833
	TRANSPORTATION - 0.0%
100	Norfolk Southern Corp.	6,363

	TRUCKING & LEASING - 0.8%
5,000	TAL International Group, Inc.	169,900

	TOTAL COMMON STOCKS (Cost $11,796,914)	11,237,440

	EXCHANGE TRADED FUNDS (ETFs) - 16.6%
	DEBT FUNDS - 16.6%
344,287	Lord Abbett Investment Trust - Short Duration Income Fund	1,597,492
10,000	SPDR Barclays Capital High Yield Bond ETF (c)	402,200
17,000	Vanguard Short-Term Bond ETF	1,384,650
	(Cost $3,323,788)	3,384,342

	LIMITED PARTNERSHIPS - 6.2%
	PIPELINES - 5.5%
14,564	Energy Transfer Partners LP (c)	619,989
10,000	NuStar Energy LP	508,800
		1,128,789
	PRIVATE EQUITY - 0.7%
10,000	Blackstone Group LP (The) (a)	142,800

	TOTAL LIMITED PARTNERSHIPS (Cost $1,337,197)	1,271,589
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Shares		Value

	PREFERRED STOCK - 9.3%
	INSURANCE - 2.6%
7,357	PartnerRe Ltd., 6.50%, Series D 11/23/2012	$ 185,470
13,860	PartnerRe Ltd., 6.75%, Series C 11/23/2012	350,519
		535,989
	INVESTMENT COMPANIES - 2.0%
15,000	Ares Capital Corp., 7.75%, 10/15/2040	399,600

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.7%
10,251	First Industrial Realty Trust, 7.25%, 12/20/2012	258,694
10,000	Inland Real Estate Corp., 8.125%, 10/6/2016	266,460
10,000	NorthStar Realty Finance Corp., 8.25%, 12/20/2012	234,800
7,000	Vornado Realty Trust, 6.875%, 4/20/2016	192,990
		952,944
	RETAIL - 0.0%
134	Orchard Supply Hardware Stores Corp., 0.0%, Perpetual (c) *	261

	TOTAL PREFERRED STOCK (Cost - $1,769,544)	1,888,794

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 6.0%
4,978	Ares Commercial Real Estate Corp.	84,925
15,000	American Capital Mortgage Investment Corp. (a)	376,950
17,500	Annaly Capital Management, Inc.	294,700
3,600	Government Properties Income Trust (c)	84,240
20,000	NorthStar Realty Finance Corp.	127,200
10,000	One Liberty Properties, Inc.	186,500
6,193	Two Harbors Investment Corp.	72,767
	(Cost - $1,111,835)	1,227,282

	SHORT-TERM INVESTMENTS - 24.5%
1,231,411	Fidelity Institutional Treasury Only Money Market Fund, 0.34%**	1,231,411
3,773,336	Fidelity Institutional Treasury Only Money Market Fund, 0.34%** (b)	3,773,336
	(Cost - $5,004,747)	5,004,747

	TOTAL INVESTMENTS IN LONG SECURITIES - 117.8% (Cost $24,344,025) (d)	$ 24,014,194
	TOTAL INVESTMENTS IN SHORT SECURITIES - (1.1) % (Proceeds - $217,485)	(225,250)
	TOTAL CALL OPTIONS WRITTEN - (0.5) % (Proceeds $105,616)	(105,495)
	TOTAL PUT OPTIONS WRITTEN - (1.3) % (Proceeds $336,488)	(254,986)
	LIABILITIES IN EXCESS OF OTHER ASSETS (14.9) %	(3,046,850)
	TOTAL NET ASSETS - 100.0%	$ 20,381,613
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Shares		Value

	INVESTMENTS IN SECURITIES SOLD SHORT - (1.1) %
	MUTUAL FUNDS - (1.1) %
25,000	iPath S&P VIX Short-Term Futures ETN *
	(Cost - $217,485)	$ 225,250

Contracts***	SCHEDULE OF CALL OPTIONS WRITTEN - (0.5)% *
100	Applied Materials, Inc.
	Expiration October 2012, Exercise Price $12.00	200
150	Arch Coal, Inc.
	Expiration January 2014, Exercise Price $10.00	12,150
40	BHP Billiton PLC
	Expiration December 2012, Exercise Price $65.00	10,500
50	The Buckle, Inc.
	Expiration December 2012, Exercise Price $45.00	11,625
25	Caterpillar, Inc.
	Expiration January 2013, Exercise Price $95.00	4,450
200	Cemex SAD de CV
	Expiration October 2012, Exercise Price $8.00	10,000
50	Cisco Systems, Inc.
	Expiration November 2012, Exercise Price $20.00	1,850
30	iShares Barclays 20+ Year Treasury Bond Fund
	Expiration October 2012, Exercise Price $119.00	16,350
100	Men's Warehouse, Inc.
	Expiration November 2012, Exercise Price $35.00	12,750
25	Siemens AG
	Expiration January 2012, Exercise Price $100.00	12,750
30	Zimmer Holdings, Inc.
	Expiration October 2012, Exercise Price $65.00	12,870
	TOTAL CALL OPTIONS WRITTEN - (Proceeds $105,616)	105,495

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.3)% *
100	American Capital, Ltd.
	Expiration November 2012, Exercise Price $10.00	1,100
50	Andersons, Inc.
	Expiration December 2012, Exercise Price $35.00	6,125
100	Apollo Group, Inc.
	Expiration November 2012, Exercise Price $28.00	16,600
5	Apple, Inc.
	Expiration January 2013, Exercise Price $570.00	6,875
100	Applied Materials, Inc.
	Expiration October 2012, Exercise Price $12.00	9,000
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.3)% *
40	BHP Billiton PLC
	Expiration December 2012, Exercise Price $60.00	$ 11,500
50	The Buckle, Inc.
	Expiration December 2012, Exercise Price $40.00	6,375
25	Caterpillar, Inc.
	Expiration January 2013, Exercise Price $87.50	16,850
62	Cemex SAB de CV
	Expiration January 2013, Exercise Price $8.00	4,278
50	Cimarex Energy Co.
	Expiration December 2012, Exercise Price $55.00	14,250
50	Cisco Systems, Inc.
	Expiration November 2012, Exercise Price $19.00	4,000
50	Compass Minerals International, Inc.
	Expiration December 2012, Exercise Price $70.00	9,500
25	Devon Energy Corp.
	Expiration January 2013, Exercise Price $57.50	5,775
100	Dow Chemical Co.
	Expiration December 2012, Exercise Price $30.00	20,000
50	Emerson Electric Co.
	Expiration December 2012, Exercise Price $49.00	13,000
50	Energy Transfer Equity LP
	Expiration December 2012, Exercise Price $42.50	12,800
200	Hugoton Royalty Trust
	Expiration November 2012, Exercise Price $7.50	22,000
20	McDonald's Corp.
	Expiration January 2013, Exercise Price $87.50	3,400
20	McDonald's Corp.
	Expiration January 2013, Exercise Price $90.00	4,980
100	Men's Wearhouse, Inc.
	Expiration November 2012, Exercise Price $25.00	2,000
29	Norfolk Southern Corp.
	Expiration October 2012, Exercise Price $70.00	18,328
50	Norfolk Southern Corp.
	Expiration December 2012, Exercise Price $65.00	18,500
100	Owens-Illinois, Inc.
	Expiration November 2012, Exercise Price $19.00	11,500
100	Penn West Petroleum, Ltd.
	Expiration December 2012, Exercise Price $14.00	8,500
100	Petroleo Brasileiro SA
	Expiration October 2012, Exercise Price $19.00	500
100	Sturm Ruger & Co., Inc.
	Expiration October 2012, Exercise Price $35.00	1,000
See accompanying notes to financial statements.
Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012
Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.3)% *
50	TAL International Group, Inc.
	Expiration October 2012, Exercise Price $30.00	$ 750
100	Vera Bradley, Inc.
	Expiration November 2012, Exercise Price $20.00	5,500
	TOTAL PUT OPTIONS WRITTEN - (Proceeds $336,488)	$ 254,986

* Non-Income producing security.
** Interest rate reflects seven-day effective yield on September 30, 2012
(a) All or a portion of the security is segregated as collateral for call options written.
(b)All or a portion of the security is segregated as collateral for securities on loan at September 30, 2012. Total collateral had a market value of $3,773,336 at September 30, 2012.
(c) All or a portion of the security is out on loan at September 30, 2012. Total loaned securities had a market value of $3,676,846 at September 30, 2012.
(d) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,651,950, including short securities and options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 960,591
	Unrealized depreciation	(1,184,078)
	Net unrealized depreciation	$ (223,487)
ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
ETN - Exchange-Traded Note
See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost (including collateral for loaned securities)	$ 24,344,025
At value (including collateral for loaned securities)	$ 24,014,194
Deposit at Broker	730,598
Dividends and interest receivable	64,390
Receivable for Fund shares sold	26,900
Prepaid expenses and other assets	14,134
TOTAL ASSETS	24,850,216

LIABILITIES
Securities lending collateral	3,773,336
Options written, at value (Proceeds $ 442,104)	360,481
Securities sold short (Cost $ 217,485)	225,250
Distribution (12b-1) fees payable	43,890
Payable for investments purchased	22,484
Investment advisory fees payable	14,583
Fees payable to other affiliates	5,846
Payable for Fund shares repurchased	4,396
Accrued expenses and other liabilities	18,337
TOTAL LIABILITIES	4,468,603
NET ASSETS	$ 20,381,613

Composition of Net Assets:
Paid in capital	$ 20,005,396
Undistributed net investment income	33,119
Accumulated net realized gain from security transactions
and options written	599,071
Net unrealized depreciation of investments and options written	(255,973)
NET ASSETS	$ 20,381,613

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 20,353,420
Shares of beneficial interest outstanding (a)	2,019,369
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (b)	$ 10.08
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 10.69

Class C Shares:
Net Assets	$ 28,193
Shares of beneficial interest outstanding (a)	2,798
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.07	(c)

(a) Unlimited number of shares of beneficial interest authorized, no par value.
(b)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c) NAV may not recalculate due to rounding of shares.
See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,676)	$ 537,454
Interest	2,957
Securities lending income	47,281
TOTAL INVESTMENT INCOME	587,692

EXPENSES
Investment advisory fees	156,684
Distribution (12b-1) fees:
Class A	38,870
Class C	1,203
Administrators and related parties fees and expenses	40,943
MFund service fees	20,859
Professional fees	19,021
Compliance officer fees	12,623
Registration fees	7,753
Custodian fees	4,885
Interest Expense	3,742
Trustees fees and expenses	3,393
Transfer agent fees	2,109
Non 12b-1 shareholder servicing fees	1,374
Insurance expense	1,337
Printing and postage expenses	310
Other expenses	4,157
TOTAL EXPENSES	319,263

Less: Fees waived by the Advisor	(40,493)
NET EXPENSES	278,770

NET INVESTMENT INCOME	308,922

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	429,788
Options written	757,641
Net realized gain from investments and options written	1,187,429
Net change in unrealized appreciation on:
Investments	1,294,282
Options written	546,504
Securities sold short	212,041
Net change in unrealized appreciation on investments, options written, and securities sold short	2,052,827

NET REALIZED AND UNREALIZED GAIN	3,240,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,549,178
See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
INCREASE (DECREASE) IN NET ASSETS	September 30, 2012	September 30, 2011 (a)
FROM OPERATIONS
Net investment income	$ 308,922	$ 15,872
Net realized gain from investments
and options written	1,187,429	626,442
Net change in unrealized appreciation (depreciation) of investments,
options written and securities sold short	2,052,827	(2,308,800)
Net increase (decrease) in net assets resulting from operations	3,549,178	(1,666,486)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(301,488)	-
Class C	(903)	-
From net realized gains:
Class A	(817,496)	(377,677)
Class C	(6,583)	(2,328)
Net decrease in net assets from distributions to shareholders	(1,126,470)	(380,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	9,691,945	13,747,185
Class C	-	140,050
Net asset value of shares issued in reinvestment of distributions:
Class A	267,710	107,972
Class C	7,486	2,328
Payments for shares redeemed:
Class A	(2,993,859)	(848,455)
Class C	(116,966)	-
Net increase in net assets from shares of beneficial interest	6,856,316	13,149,080

TOTAL INCREASE IN NET ASSETS	9,279,024	11,102,589

NET ASSETS
Beginning of Period	11,102,589	-
End of Period *	$ 20,381,613	$ 11,102,589
*Includes undistributed net investment income of:	$ 33,119	$ 15,872

(a)The Camelot Premium Return Fund commenced operations on December 27, 2010
See accompanying notes to financial statements.
Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	September 30, 2012	September 30, 2011 (a)
SHARE ACTIVITY
Class A:
Shares Sold	998,281	1,372,918
Shares Reinvested	28,002	11,353
Shares Redeemed	(305,455)	(85,730)
Net increase in shares of beneficial interest outstanding	720,828	1,298,541

Class C:
Shares Sold	-	13,704
Shares Reinvested	794	258
Shares Redeemed	(11,958)	-
Net increase (decrease) in shares of beneficial interest outstanding	(11,164)	13,962

(a)The Camelot Premium Return Fund commenced operations on December 27, 2010

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A

	Year		Period
	Ended		Ended
	September 30, 2012		September 30, 2011	(1)
Net asset value, beginning of period	$ 8.46		$ 10.00

Activity from investment operations:
Net investment income	0.19	(6)	0.02
Net realized and unrealized
gain (loss) on investments	2.12		(1.24)
Total from investment operations	2.31		(1.22)

Less distributions from:
Net investment income	(0.17)		-
Net realized gains	(0.52)		(0.32)
Total distributions	(0.69)		(0.32)

Net asset value, end of period	$ 10.08		$ 8.46

Total return (2)	28.02%		(12.51)%	(5)(7)

Net assets, at end of period (000s)	$ 20,353		$ 10,985

Ratio of gross expenses to average
net assets (3)(8)(9)	2.03%		2.40%	(4)
Ratio of net expenses to average
net assets (8)(9)	1.77%		1.78%	(4)
Ratio of net investment income
to average net assets (8)(9)	1.97%		0.20%	(4)

Portfolio Turnover Rate	44%		27%	(5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.
(2)

Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends and capital gain distributions, and does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method.
(7)	Class A shares' total return includes a voluntary reimbursement by the Advisor of realized investment losses incurred on trading error. This item had no effect on total return.
(8)	The ratios include 0.02% and 0.03% for the years ended September 30, 2012 and September 30, 2011 attributed to interest expense.
(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C

	Year		Period
	Ended		Ended
	September 30, 2012		September 30, 2011	(1)
Net asset value, beginning of period	$ 8.42		$ 10.00

Activity from investment operations:
Net investment income	0.09	(6)	0.01
Net realized and unrealized
gain (loss) on investments	2.15		(1.27)
Total from investment operations	2.24		(1.26)

Less distributions from:
Net investment income	(0.07)		-
Net realized gains	(0.52)		(0.32)
Total distributions	(0.59)		(0.32)

Net asset value, end of period	$ 10.07		$ 8.42

Total return (2)	27.15%		(12.91)%	(5)(7)

Net assets, at end of period (000s)	$ 28		$ 118

Ratio of gross expenses to average
net assets (3)(8)(9)	2.78%		3.15%	(4)
Ratio of net expenses to average
net assets (8)(9)	2.52%		2.53%	(4)
Ratio of net investment income
to average net assets (8)(9)	0.93%		0.14%	(4)

Portfolio Turnover Rate	44%		27%	(5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.
(2)	Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends and capital gain distributions.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method.
(7)	Class C shares' total return includes a voluntary reimbursement by the Advisor of realized investment losses incurred on trading error. This item had no effect on total return.
(8)	The ratios include 0.02% and 0.03% for the years ended September 30, 2012 and September 30, 2011 attributed to interest expense.
(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the“Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include only the Camelot Premium Return Fund (the “Fund”), a series of the Trust. The Fund is registered as non-diversified. The Fund’s investment advisor is Camelot Portfolios, LLC (the “Advisor”).

Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation.

The Fund offers two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation -The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ at the NASDAQ Official Closing Price (“NOCP”); (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations;(d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1

-

quoted prices in active markets for identical securities.

Level 2

-

other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.).

Level 3

-

significant unobservable inputs (including the Fund’s own assumptions in determining fair value investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of September 30, 2012:

Assets

Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Common Stocks(b)	$ 11,237,440	$ -	$ 11,237,440
Exchange-Traded Funds(b)	3,384,342	-	3,384,342
Limited Partnerships(b)	1,271,589	-	1,271,589
Preferred Stocks(b)	1,888,794	-	1,888,794
REITs	1,227,282	-	1,227,282
Short-Term Investments	-	5,004,747	5,004,747
Total	$ 19,009,447	$ 5,004,747	$ 24,014,194

Liabilities
Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Securities Held Short	$ (225,250)	$ -	$ (225,250)
Call Options Written	(105,495)	-	(105,495)
Put Options Written	(254,986)	-	(254,986)
Total	$ (585,731)	$ -	$ (585,731)

(a) As of and during the year ended September 30, 2012, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

There were no transfers into and out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

(b) All common stock, exchange-traded funds/notes, limited partnerships, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out of both by major industry classification, please refer to the Schedule of Investments.During the year ended September 30, 2012, no securities were fair valued.

b)

Accounting for Options - When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Advisor may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Advisor believes adverse market, political or other conditions are likely. The Advisor may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Derivatives Not Accounted for as Hedging Instruments under GAAP	Location of Derivatives on Statement of Assets and Liabilities	Fair Value of Liability Derivatives
Call options written	Options written, at value	$ (105,495)
Put options written	Options written, at value	(254,986)
Total		$ (360,481)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2012 was as follows:

Derivatives Not Accounted for as Hedging Instruments under GAAP	Primary Risk Exposure	Location of Gain on Derivatives Recognized in Income	Realized and Unrealized Gainon Liability Derivatives Recognized in Income
Options written	Equity Risk	Net realized gain on options written	$ 757,641
Options written	Equity Risk	Net change in unrealized appreciation on options written	546,504
Total			$ 1,304,145

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The contracts in the table in Note 3are an indication of volume in the Fund's derivative activity.

c)

Short Sales - The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities that have been sold.

d)

Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. During the year ended September 30, 2012, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011), or expected to be taken in the Fund’s 2012 tax returns.. No examination of the Fund’s tax returns is presently in progress.

e)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

h)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)

Redemption fees and sales charges (loads) - The Fund does not charge redemption fees. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2012 there were$327 in CDSC fees paid to the Distributor.

k)

Security Loans - The Fund has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2) INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 9,255,553	$ 6,280,354

There were no government securities purchase or sold during the year.

(3) OPTIONS WRITTEN

A summary of option contracts written by the Fund during the year ended September 30, 2012, were as follows:

	Call Options
	Number of Options *	Option Premiums

Options outstanding at beginning of year	678	$ 62,546
Options written	3,237	339,436
Options covered	(52)	(16,026)
Options exercised	(1,225)	(130,835)
Options expired	(1,838)	(149,505)
Options outstanding at end of year	800	$ 105,616

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

	Put Options
	Number of Options *	Option Premiums

Options outstanding at beginning of year	1,585	$ 362,292
Options written	7,990	1,163,911
Options exercised	(3,922)	(555,464)
Options expired	(3,777)	(634,251)
Options outstanding at end of year	1,876	$ 336,488

* One option contract is equivalent to one hundred shares of common stock.

(4) ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Portfolios LLC is the Advisor to the Fund pursuant to the terms of the Investment Advisory Agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its services under the Investment Advisory Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the year ended September 30, 2012, advisory fees of $156,684 were incurred by the Fund, before the waiver and reimbursement described below, with $14,583 remaining payable to the Advisor at September 30, 2012.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.50% for all classes of the Fund’s shares through January 31, 2013. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended September 30, 2012, the Advisor waived advisory fees of $40,493. As of September 30, 2012, the Advisor may recapture $40,493 of waived advisory fees no later than September 30, 2015 and $48,567 no later than September 30, 2014.

Prior to April 27, 2012, the Trust was party to an Investment Company Services Agreement (the “Services Agreement”) with Matrix 360 Administration, LLC (“Matrix”). Pursuant to the Services Agreement, Matrix provided day-to-day operational services to the Fund including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services. For Matrix’s services, the Fund paid Matrix a base fee of $15,000 annually, an annualized asset-based fee of 0.15% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2012, the Fund incurred $20,556 for such fees.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

 based fee of 0.10% of average daily net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended September 30, 2012, the Fund incurred $20,859 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund Services  [and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust)], and is not paid any fees directly by the Trust for serving in such capacities.

Effective April 27, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Through February 27, 2012, the Trust had adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, pursuant to which the Fund paid to the Advisor a monthly fee for distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares were paying 0.25% per annum of 12b-1 fees. Class C shares were paying 1.00% per annum of 12b-1 fees. The Advisor, in turn, paid such fees to dealers and other financial service organizations for eligible services provided by those parties to the Fund. The Distribution Plan was a compensation plan, which meant that compensation was provided regardless of 12b-1 expenses incurred.

Effective February 28, 2012, the Trust has adopted a New Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares. Under the New Distribution Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares. Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of average daily net assets. Under the Fund’s Plan related to the Class C Shares, the Fund may incur an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares. The New Distribution Plan is a reimbursement plan, which means that compensation is provided only as 12b-1 expenses are incurred.

For the year ended September 30, 2012, the Underwriter received $59 in underwriter concessions from the sale of shares of the Fund.

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the yearended September 30, 2012 and September 30, 2011 were as follows:

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis net unrealized depreciation of investments is primarily attributable to tax adjustments for open straddles, partnerships and return of capital distributions from business development corporations.

Permanent book and tax differences primarily attributable to the reclassification of ordinary income dividends, resulted in reclassification for the Fund for the year ended September 30, 2012 as follows: an increase in undistributed net investment income of $10,716 and a decrease in accumulated net realized gain from security transactions of $10,716.

(6) UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Fidelity Institutional Money Market Portfolios (“Fidelity”). The Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders. The performance of the Fund may be directly affected by the performance of Fidelity. As of September 30, 2012, 24.5% of the Fund’s net assets were invested in Fidelity.

(7) OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

CAMELOT PREMIUM RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

(8) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2012, FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 78.24% of the Fund and may be deemed to control the Fund.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

(10) SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees ofthe Mutual Fund Series Trust

and the Shareholders of the Camelot Premium Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Camelot Premium Return Fund, a series of shares of beneficial interest of the Mutual Fund Series Trust, as of September 30, 2012, the related statement of operations for the year then ended andthe statements of changes in net assetsand the financial highlightsfor the year then ended and forthe period December 27, 2010 (commencement of operations) through September 30, 2011.These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Camelot Premium Return Fund as of September 30, 2012 and the results of its operations for the year then ended,and the changes in its net assetsand its financial highlights for the year then ended and for the period December 27, 2010 (commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2012

Additional Information (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b‐1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available on the Commission’s website at  http://www.sec.gov. The Fund’s Forms N‐Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1‐855‐226‐3863; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available without charge, upon request, by calling 1‐855‐226‐3863; and on the Commission’s website at http://www.sec.gov.

Approval of the Camelot Premium Return Fund Advisory Agreement

At a meeting of the Board of Trustees of Mutual Fund Series Trust (the “Trust”) on November 29, 2011, the Board considered the approval of the Management Agreement between Camelot Portfolios, LLC (“Camelot”) and the Trust on behalf of the Camelot Premium Return Fund (for purposes of this section, the “Fund”).

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed a report prepared by Camelot setting forth, and the adviser’s responses to, a series of questions regarding, among other things, the adviser’s past investment performance, its proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Fund. The Trustees noted that Camelot will receive the benefit of 12b-1 fees as a resource for distribution related expenses.

As to the business and the qualifications of the personnel of Camelot, the Trustees examined a copy of the firm’s registration statement on Form ADV and discussed, in particular, the experience of its fund management personnel. The Trustees also reviewed the draft Prospectus and Statement of Additional Information for the Fund. The Trustees considered Camelot’s duties under the terms of the Management Agreement. Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management Agreement.

Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund. The Board considered the approximately 20 years of performance of a composite of the adviser’s separately managed accounts using a strategy similar to that proposed for the Fund as compared to broad based market indices. Based upon their review, the Trustees concluded that Camelot has the potential to deliver favorable returns.

As to the costs of the services to be provided and the profits to be realized by Camelot, the Trustees reviewed the firm’s estimates of its profitability and financial information about the firm. The Trustees also considered whether Camelot had agreed to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits. Based on their review, the Trustees concluded that they were satisfied that Camelot’s expected level of profitability from its relationship with the Fund would not be excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared that fee to management fees paid by funds in a relevant peer group. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group. The Board noted that the Fund would pay 1.00% of its average daily net assets to the adviser. The Board also noted that the Fund’s proposed management fee and expense ratio were above the averages for funds in the Fund’s peer group, but in line with or lower than certain funds in the peer group. Following the discussion, the Trustees concluded that the Fund’s proposed management fee was acceptable in light of the quality of services the Fund expects to receive from Camelot and the level of fees paid by funds in the peer group.

Additional Information (Unaudited) (continued)

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the adviser to share the economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

TRUSTEE AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-329-4246.

Independent Trustees				Number of
	Position(s)			Portfolios
	Held	Term* and	Principal	Overseen In
Name, Address	with	Length	Occupation(s)	The Fund	Other Directorships Held
Year of Birth	Registrant	Served	During Past 5 Years	Complex	During Past 5 Years
Tobias Caldwell	Trustee	Since	Manager of	25	None
c/o Mutual Fund		6/2006	Genovese Family
Series Trust 4020 South 147th			Enterprises, a real estate firm, since
Street, Suite 2,			2000. Manager of
Omaha, NE 68137			PTL Real Estate
Year of Birth: 1967			LLC, a real
estate/investment
firm since 2001.
Tiberiu Weisz	Trustee	Since	Attorney with and	25	None
c/o Mutual Fund		6/2006	shareholder of
Series Trust 4020 South 147th			Gottlieb, Rackman & Reisman, P.C.,
Street, Suite 2,			since 1994.
Omaha, NE 68137
Year of Birth: 1949
Dr. Bert Pariser	Trustee	Since	Managing Partner	25	None
The MITCU Corp.		5/2007	of The MITCU
860 East Broadway,			Corporation, a
Suite 2D,			technology
Long Beach, NY			consulting firm
11561			since 2004. Faculty
Year of Birth: 1940			Member Technical
Career Institutes,
since 1991

TRUSTEE AND OFFICERS (Unaudited) (continued)

Interested Trustee** and Officers

Number of
	Position(s)			Portfolios	Other
	Held	Term and		Overseen In	Directorships
Name, Address	with	Length	Principal Occupation(s)	The Fund	Held During
Year of Birth	Registrant	Served	During Past 5 Years	Complex	Past 5 Years

Jerry Szilagyi	Trustee,	Trustee	Managing Member, Catalyst	25	None
22 High Street,	President	since	Capital Advisors LLC,
Huntington, NY	and Chief	7/2006;	January 2006- present;
11743	Executive	President	President, MFund Services
Year of Birth: 1962	Officer	and Chief	LLC, 1/2012 to present;
		Executive	President, Abbington
		Officer	Capital Group LLC, 1998-
		since	present;
		4/2012	President, Mutual Advisors,
Inc., 3/2011 to present;
CEO, ThomasLloyd Global
Asset Management
(Americas) LLC, 9/2006 to
3/2010;
SVP Business
Development, Integrity
Mutual Funds, Inc., 5/2003-
7/2006.

Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini

Fund Services, LLC (since

2011); Director of Legal Administration, Gemini Fund Services, LLC (since

2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 -

2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

Camelot Premium Return Fund

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the Camelot Premium Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Premium Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Premium Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$1,036.98	$8.94	1.75%
Class C	1,000.00	1,033.50	12.71	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$1,016.23	$8.84	1.75%
Class C	1,000.00	1,012.50	12.58	2.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**Annualized.

Mutual Fund Series Trust

450 Wireless Blvd

Hauppauge, NY 11788

MANAGER

630 Fitzwatertown Road, Building A,

 2nd Floor,

Willow Grove, PA 19090

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 EastonOval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
Camelot Premium Return Fund	11,000	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
Camelot Premium Return Fund	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2012